CoreStream Energy, Inc. and Subsidiaries
(Formerly, Zealous, Inc.)
Notes to Consolidated Financial Statements (Unaudited)
March 31, 2010

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CoreStream Energy, Inc. f/k/a Zealous, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Chris Rainbolt, Chief Executive Officer and James Kevin Adkins, Director of the Company do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	_______________________________
Milton C. Ault, III CEO

By:	_______________________________
Lewis V. Graham Secretary

Date: March 01, 2011